STOCK VOTING AGREEMENT

                                     WARBURG



         STOCK VOTING AGREEMENT (this "Agreement"), dated as of October 8, 1998 by and between WARBURG, PINCUS CAPITAL COMPANY, L.P ("Stockholder") and INACOM CORP., a Delaware corporation ("Parent") and VANSTAR CORPORATION, a Delaware corporation (the "Company").

         WHEREAS, concurrently herewith, Parent, Parent Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the "Parent Sub"), and the Company, are entering into an Agreement and Plan of Merger of even date herewith (such Agreement in the form attached hereto as Exhibit "A" being the "Merger Agreement"), pursuant to which the Parent Sub will merge with and into Company (the "Merger"); and

         WHEREAS, Stockholder owns, as of the date hereof, 16,288,691 shares of common stock, $.001 par value per share of the Company ("Company Common Stock") (such shares of Company Common Stock owned by Stockholder on the date hereof are herein referred to as the "Existing Shares" and, together with any shares of Company Common Stock acquired by the Stockholder after the date hereof and prior to the termination hereof, hereinafter collectively referred to as the "Shares"); and

         WHEREAS, the Board of Directors of the Company has approved this Agreement and the transactions contemplated hereby; and

         WHEREAS,  Parent and Parent Sub have entered into the Merger  Agreement
in  reliance  on  and  in  consideration   of   Stockholder's   representations,
warranties, covenants and agreements hereunder.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, and intending to be legally bound hereby, it is agreed as follows:

         1. Agreement to Vote. Stockholder hereby revokes any and all previous proxies with respect to the Shares and irrevocably agrees to vote and otherwise act (including pursuant to written consent) with respect to all of the Shares, for the approval and the adoption of the Merger Agreement, as the same may be amended from time to time, all agreements related to the Merger and any actions related thereto, at any meeting or meetings of the stockholders of the Company, and at any adjournment, postponement or continuation thereof, at which the Merger Agreement and other related agreements (or any amended version or versions thereof), or such other actions are submitted for the consideration and vote of the stockholders of the Company. At Parent's request, the Stockholder will deliver to Parent an irrevocable proxy (the "Irrevocable Proxy") only with respect to the matters covered by this Section granting to Parent or its designee a proxy to vote the Shares in accordance with the terms of this Section 1; provided, that such proxy shall survive only until, and shall terminate upon, the earlier to occur of the Effective Time (as defined in the Merger Agreement) or the termination of the Merger Agreement. The obligations of Stockholder under this Section 1 shall remain in effect with respect to the Shares until, and shall terminate upon, the earlier to occur of the Effective Time or the termination of the Merger Agreement. Stockholder hereby agrees to execute such additional documents as Parent may reasonably request to effectuate the foregoing.

         2. Representations and Warranties of Stockholder. Stockholder represents and warrants to Parent as follows:

         2.1 Ownership of Shares. On the date hereof, the Existing Shares are all of the Shares currently owned by Stockholder. Stockholder currently has, and at Closing will have good, valid and marketable title to the Shares, free and clear of all liens, encumbrances, and security interests (other than the encumbrances created by this Agreement and other than restrictions on transfer under applicable Federal and State securities laws) and free of other restrictions, options, rights to purchase or other claims that would adversely affect the ability of Stockholder to perform its obligations hereunder or pursuant to which, Stockholder could be required to sell, assign or otherwise transfer the Shares.

         2.2 Authority; Binding Agreement. Stockholder has the full legal right, power and authority to enter into and perform all of its obligations under this Agreement. This Agreement has been duly executed and delivered by Stockholder and constitutes a legal, valid and binding agreement of Stockholder, enforceable in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect affecting creditors rights and remedies generally or general principles of equity. Neither the execution and delivery of this Agreement nor the consummation by Stockholder of the transactions contemplated hereby will (i) violate, or require any consent, approval or notice under, any provision of any judgment, order, decree, statute, law, rule or regulation applicable to Stockholder or the Shares or (ii) constitute a violation of, conflict with or constitute a default under, any contract, commitment, agreement, understanding, arrangement or other restriction of any kind to which Stockholder is a party or by which Stockholder is bound, in each case the effect of which would adversely affect the ability of Stockholder to perform its obligations hereunder.

         2.3 Reliance on Agreement. Stockholder understands and acknowledges that the Parent Sub and Parent each are entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement. Stockholder acknowledges that the agreement set forth in Section 1 is granted in consideration for the execution and delivery of the Merger Agreement by the Parent Sub and Parent.

         3. Certain Covenants of Stockholder. Except in accordance with the provisions of this Agreement, Stockholder agrees with, and covenants to, Parent as follows:

         3.1 Transfer. Stockholder shall not (i) transfer (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, assignment, encumbrance or other disposition) or consent to any transfer of, any or all of the Shares or any interest therein, except pursuant to the Merger, or (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all such Shares or any interest therein or take any other action with respect thereto, in either case, in a manner that would conflict with or violate the terms of the "affiliate letter" executed by Stockholder pursuant to Section 4 hereof.

         3.2 Solicitation. Prior to the Effective Time, Stockholder agrees that it shall not directly or indirectly (including through representatives, advisors, agents or any other intermediaries), (i) solicit or initiate (including by way of furnishing or disclosing non-public information) any inquiries or the making of any proposal with respect to any merger, consolidation or other business combination involving the Company or any Subsidiary (as defined in the Merger Agreement) of the Company or the acquisition of all or any significant part of the assets or capital stock of the Company, including the Shares, or any Subsidiary of the Company (an "Acquisition Transaction") or (ii) negotiate or otherwise engage in discussions with any person (other than Parent and its representatives) with respect to any Acquisition Transaction, or which may reasonably be expected to lead to a proposal for an Acquisition Transaction or enter into any agreement, arrangement or understanding with respect to any such Acquisition Transaction or which would require the Company to abandon, terminate or fail to consummate the Merger or require Stockholder to abandon, terminate or fail to perform its obligations under this Agreement.

         3.3 Notifications. Stockholder shall, while this Agreement is in effect, notify Parent promptly, but in no event later than two business days, of the number of any shares of Company Common Stock acquired by Stockholder after the date hereof.

         4. Delivery of Affiliate Letter. Stockholder shall execute and deliver to Parent an "affiliate letter" in the form attached as an exhibit to the Merger Agreement as contemplated by the Merger Agreement.

         5. Effect of Purported Transfer. The parties hereto agree that any transfer of the Shares made other than in compliance with this Agreement shall be null and void. Any such transfer shall convey no interest in any of the Shares purported to be transferred, and the transferee shall not be deemed to be a stockholder of the Company nor entitled to receive a new share certificate or any rights, dividends or other distributions on or with respect to such Shares. The Company is a party to this Agreement solely for the purpose of acknowledging the approval of this Agreement by its Board of Directors and to agree that it will not permit to be registered any transfer of the Shares made other than in compliance with this Agreement.

         6. Termination. This Agreement shall terminate on the earlier of (i) the Effective Time (as defined in the Merger Agreement) or (ii) immediately after the termination of the Merger Agreement in accordance with its terms.

         7. Action in Stockholder Capacity Only. Stockholder makes no agreement or understanding herein as director or officer of the Company. The Stockholder signs solely in its capacity as a recordholder and beneficial owner of, or the general partner of the partnership which is the beneficial owner of, the Shares, and nothing herein shall limit or affect any actions taken in its capacity as an officer or director of the Company.

         8.       Miscellaneous.

         8.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be delivered personally or by next-day courier or telecopied with confirmation of receipt, to the parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied or one day after delivery to a courier for next-day delivery.

                  If to Parent:         InaCom Corp.
                                        10810 Farnam Drive
                                        Omaha, NE  68102
                                        Attention:  Bill L. Fairfield
                                        Fax No.:  402-758-3602

                  with a copy to:       McGrath, North, Mullin & Kratz, P.C.
                                        One Central Park Plaza, Suite 1400
                                        222 South Fifteenth Street
                                        Omaha, NE  68102
                                        Attention:  David L. Hefflinger
                                        Fax No.:  402-341-0216

                  If to Stockholder:    Warburg, Pincus Capital Company, L.P.
                                        466 Lexington Avenue
                                        New York, NY  10017
                                        Attention:  William Janeway
                                                    and Stewart Gross
                                        Fax No.:  212-878-9359

                  with a copy to:       Willkie Farr & Gallagher
                                        787 Seventh Avenue
                                        New York, NY  10019-6099
                                        Attention:  Jack H. Nusbaum, Esq.
                                        Fax No.:  212-728-8111

                  If to the Company:    Vanstar Corporation
                                        1100 Abernathy Road
                                        Building 500, Suite 1200
                                        Atlanta, GA  30328
                                        Attention:  General Counsel
                                        Fax No.:  770-522-4587

                  with a copy to:       Arter & Hadden, LLP
                                        1717 Main Street
                                        Suite 4100
                                        Dallas, TX  75201
                                        Attention:  Mr. Stan Huller
                                        Fax No.:  214-741-7139

         8.2 Entire Agreement. This Agreement, together with the documents expressly referred to herein, constitute the entire agreement and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them, with respect to the subject matter contained herein.

         8.3      Amendments.  This  Agreement  may  not be  modified,  amended, altered or supplemented, except upon the execution and delivery of a written agreement executed by the parties hereto.

         8.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and personal representatives, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties.

         8.5 Governing Law. This Agreement, and all matters relating hereto, shall be governed by, and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflicts of laws thereof.

         8.6 Injunctive Relief; Jurisdiction. Stockholder and the Company agree that irreparable damage would occur and that Parent would not have any adequate remedy at law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that Parent shall be entitled to an injunction or injunctions to prevent breaches by Stockholder or the Company of this Agreement and to enforce specifically the terms and provisions of this Agreement in any court of the United States located in the State of Delaware or in any Delaware state court (collectively, the "Courts"), this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (i) irrevocably consents to the submission of such party to the personal jurisdiction of the Courts in the event that any dispute arises out of this Agreement or any of the transactions contemplated hereby, (ii) agrees that such party will not attempt to deny or defeat such party to the personal jurisdiction by motion or other request for leave from any of the Courts and (iii) agrees that such party will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other the Courts. Stockholder hereby appoints, and shall give prompt notice of such appointment to, the Prentice-Hall Corporation System, Inc. as its authorized agent (the "Authorized Agent") upon which process may be served in any action based on this Agreement which may be instituted in the Courts by Parent, and Stockholder and the Company expressly accepts the jurisdiction of any such Court in respect to such action. Such appointment shall be irrevocable. Stockholder represents and warrants that the Authorized Agent has agreed to act as said agent for service of process, and Stockholder agrees to take any and all action, including, without limitation, the filing of any and all documents and instruments, which may be necessary to continue such appointment in full force and effect. Service of process upon the Authorized Agent and written notice of such service to Stockholder shall be deemed, in every respect, effective service of process upon Stockholder.

         8.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same document.

         8.8 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

         8.9 Company/Stockholder. Notwithstanding anything herein to the contrary, (i) Stockholder shall not be responsible for, and its rights hereunder shall not be affected by, the performance or nonperformance by the Company of its obligations hereunder and (ii) the Company shall not be responsible for, and the Company's rights hereunder shall not be affected by, the performance or nonperformance by the Stockholder of its obligations hereunder.


          WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date and year first above written.

VANSTAR CORPORATION                     INACOM CORP.


     /s/ William Y. Tauscher                 /s/ Bill L. Fairfield
By:____________________________         By:_______________________________
   Name:                                   Name:  Bill L. Fairfield
   Title:                                  Title:  President and Chief Executive
                                                   Officer

                                         WARBURG, PINCUS CAPITAL
                                         COMPANY, L.P

                                         By:  Warburg, Pincus & Co., its general
                                              partner

                                              /s/ Stewart K.P. Gross
                                         By: _____________________________
                                             Stewart K.P. Gross, General Partner






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